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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  March 1, 2002
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement, dated as of March 30, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-CAT-1.

                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                  333-32105-03            13-7194961
(State or Other Jurisdiction     (Commission File      (I.R.S. Employer
     of Incorporation)                Number)          Identification No.)



Three World Financial Center                                10285

200 Vesey Street                                         (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

On March 1, 2002 distributions were made to the Holders of the Corporate Bond-Backed Certificates, Series 1998-CAT-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending March 1, 2002.



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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2002



                                         THE BANK OF NEW YORK
                                         AS TRUSTEE, FOR
                                         CORPORATE BOND-BACKED
                                         CERTIFICATES, SERIES
                                         1998-CAT-1 TRUST


                                         By: /s/ Kevin Cremin
                                            ------------------
                                            Vice President



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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending March 1, 2002.






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